SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials


                            Schick Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
|_|  Fee paid previously with preliminary materials:

________________________________________________________________________________
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

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

                                                                          [LOGO]
                                                                          schick
                                                              creating the image

                                               August 18, 2004

Dear Stockholders:

      You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Schick Technologies, Inc. (the "Company"), to be held on Wednesday, September 22, 2004, beginning at 10:00 a.m. at the Company's offices, located at 30-00 47th Avenue, 5th floor, Long Island City, New York 11101.

      Information about the meeting and the various matters on which the stockholders will vote is included in the Notice of Meeting and Proxy Statement which follow. Also included is a proxy card and postage-paid return envelope. Please sign, date and mail the enclosed proxy card in the return envelope provided, as promptly as possible, whether or not you plan to attend the meeting. A copy of the Company's 2004 Annual Report is also enclosed for your review.

      I look forward to greeting you personally at the meeting.

                                           Sincerely,


                                           Jeffrey T. Slovin
                                           Chief Executive Officer and President

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               September 22, 2004

                TO THE STOCKHOLDERS OF SCHICK TECHNOLOGIES, INC.:

      Notice is hereby given that the Annual Meeting of Stockholders of Schick Technologies, Inc. (the "Company") will be held on Wednesday, September 22, 2004, beginning at 10:00 a.m., at the Company's offices located on the fifth floor of 30-00 47th Avenue, Long Island City, New York, for the following purposes:

      1. To elect three (3) directors to serve for three-year terms or until their respective successors are elected and qualified;

      2. To ratify the selection of Grant Thornton LLP as the Company's independent certified public accountants for the fiscal year ending March 31, 2005; and

      4. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Only holders of record of Common Stock as of the close of business on August 18, 2004 are entitled to notice of and to vote at the meeting and any adjournment thereof.

      In accordance with Delaware law, a list of the holders of Common Stock entitled to vote at the 2004 Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting, during ordinary business hours, for at least 10 days prior to the Annual Meeting, at the offices of the Company, 30-00 47th Avenue, Long Island City, New York.

      YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

                                             By Order of the Board of Directors,


                                             Zvi N. Raskin
                                             Secretary

Long Island City, New York
August 18, 2004

                                                                          [LOGO]
                                                                          schick
                                                              creating the image

                            Schick Technologies, Inc.
                                30-00 47th Avenue
                        Long Island City, New York 11101
                                 (718) 937-5765

                                   ----------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                        To Be Held On September 22, 2004

      This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of Schick Technologies, Inc. (the "Company") for use at the 2004 Annual Meeting of Stockholders (the "Annual Meeting") to be held on September 22, 2004, at 10:00 a.m.., New York time, at the Company's offices, located on the fifth floor of 30-00 47th Avenue, Long Island City, New York, and at any adjournments thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement and the form of proxy enclosed are being mailed to stockholders with the Company's Annual Report to Stockholders commencing on or about August 20, 2004.

      Only stockholders of record of the common stock, par value $0.01 per share, of the Company (the "Common Stock") at the close of business on August 18, 2004 will be entitled to vote at the Annual Meeting. As of August 3, 2004, a total of 15,048,167 shares of Common Stock were outstanding, each share being entitled to one vote. There is no cumulative voting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. If, however, a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, will have the power to adjourn the Annual Meeting, without notice other than announcement at the Annual Meeting, until a quorum shall be present or represented.

      Shares of the Company's Common Stock represented by proxies in the accompanying form, which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in the manner directed by a stockholder. If no direction is given, the proxy will be voted FOR the election of the nominees for director named in this Proxy Statement, and FOR ratification of the selection of Grant Thornton LLP as the Company's independent certified public accountants. A stockholder may revoke a proxy at any time prior to its exercise by giving to an officer of the Company a written notice of revocation of the proxy's authority, by submitting a duly elected proxy bearing a later date, by attending the Annual Meeting and voting in person or by delivering a written revocation at the Annual Meeting.

      If a stockholder returns a proxy withholding authority to vote the proxy with respect to a nominee for director, then the shares of the Common Stock covered by such proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such nominee, but shall not be deemed to have been voted for such nominee. If a stockholder abstains from voting as to any matter, then the shares held by such stockholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the Annual Meeting for purposes of determining a quorum but shall not be deemed to be present and entitled to vote at the Annual Meeting for purposes of calculating the vote with respect to such matter. The three nominees for director for three-year terms receiving the highest number of votes at the Annual Meeting will be elected. The affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting is required to ratify the selection of the Company's certified public accountants.

      As of the date of this Proxy Statement, the Board of Directors of the Company knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will vote the proxies in accordance with their best judgment.

                                  PROPOSAL ONE:

                              ELECTION OF DIRECTORS

      The Board of Directors of the Company is currently composed of seven members divided into three classes. The members of each class are elected to serve three-year terms with the term of office of each class ending in successive years. William K. Hood, Curtis M. Rocca III and Jeffrey T. Slovin are the directors in the class whose term expires at the Annual Meeting. The Board of Directors has nominated William K. Hood, Curtis M. Rocca III and Jeffrey T. Slovin for re-election and the three nominees have indicated a willingness to serve. The members of the two other classes of directors will continue in office for their existing terms. Upon the expiration of the term of a class of directors, the nominees for such class will generally be elected for three-year terms at the annual meeting of stockholders held in the year in which such term expires. A plurality of the shares of Common Stock present and voting at the Annual Meeting is necessary to elect the nominees for director.

      The persons named as proxies in the enclosed form of proxy will vote the proxies received by them for the election of William K. Hood, Curtis M. Rocca III and Jeffrey T. Slovin, unless otherwise directed. In the event that any of the nominees become unavailable for election at the Annual Meeting, the persons named as proxies in the enclosed form of proxy may vote for a substitute nominee in their discretion as recommended by the Board of Directors.

      Information concerning the nominees and incumbent directors whose terms will continue after the Annual Meeting is set forth below.

Jonathan Blank, Esq.            Age 59, has served as a Director of the Company
(Term expires in 2005)          and as a member of the Audit Committee of the
                                Board of Directors since April 2000 and as a member of the Executive Compensation Committee since May 2002. Mr. Blank's current term on the Board expires at the Company's Annual Meeting of Stockholders in 2005. Since 1979, Mr. Blank has been a member of the law firm of Preston Gates
                                Ellis & Rouvelas Meeds LLP, a managing partner of the firm since 1995. Mr. Blank holds a J.D.
                                degree from Harvard Law School.

Allen Schick, Ph.D.             Age 70, has served as a Director of the Company
(Term expires in 2006)          since April 1992 and as a member of the
                                Executive Compensation Committee since May 2002.
                                Dr. Schick's current term on the Board expires at the Company's Annual Meeting of Stockholders in 2006. Since 1981, Dr. Schick he has been a professor at the University of Maryland and, in 2000, was elected "Distinguished University
                                Professor", a title reserved for fewer than 2% of the faculty. Since 1988, has been a Visiting
                                Fellow at the Brookings Institution. Dr. Schick holds a Ph.D. degree from Yale University. Dr.
                                Schick is the father of David B. Schick, the Company's former Chairman and Chief Executive
                                Officer, and the brother-in-law of Dr.
                                Barrekette.

Uri D. Landesman                Age 42, has served as a Director of the Company
(Term expires in  2006)         since January 2003 and from April 1992 to June
                                1997. He also
                                has served as a member of the Nominating
                                Committee since August 2004. Mr. Landesman's current term on the Board expires at the Company's Annual Shareholders Meeting in 2006.
                                Since January 2004, Mr. Landesman has been a
                                Senior Vice President and Director of Global
                                Research at Federated Global Investment
                                Management Corp. and Senior Portfolio Manager at
                                Federated since February 2003. From July 2001 to
                                January 2003, Mr. Landesman was a Principal and
                                Portfolio Manager at Arlington Capital
                                Management. From April 1999 to June 2001, he was a Principal and Chief Investment Officer at
                                Aaron Fleck & Associates, LLC/A.F.A. Management
                                Partners, L.P. From June 1993 to March 1999, Mr.
                                Landesman was employed at J.P. Morgan Investment
                                Management, as Vice-President and Lead Portfolio
                                Manager from February 1997 to March 1999, and as
                                Vice-President and Senior Analyst from June 1993 to January 1997. He holds a B.A. degree from Yeshiva University.

William K. Hood                 Age 80, has served as Chairman of the Board of
(Nominee with new term          Directors since June 2004, and as a Director of
expiring in 2007)               the Company and as Chairman of the Audit
                                Committee of the Board of Directors since
                                February 2002. He also has served as a member of the Executive Compensation Committee since May
                                2002 and as a member of the Nominating Committee since August 2004. Mr. Hood's current term on the Board expires at the Company's Annual
                                Meeting of Stockholders in 2004. From 1989 to
                                1996, Mr. Hood served as a Consultant to Harlyn
                                Products, Inc. and as a member of its Board of Directors. From 1983 to 1988, he was Senior
                                Vice-President of American Bakeries Company.
                                From 1981 to 1983, Mr. Hood served as Dean of the Chapman University School of Business
                                Management. From 1972 to 1980, he was President and Chief Executive Officer of Hunt-Wesson
                                Foods, Inc. Mr. Hood is a Trustee of Chapman
                                University.

Curtis M. Rocca III             Age 42, has served as a Director of the Company
(Nominee with new term          and as a member of the Audit Committee of the
                                Board of
expiring in 2007)               Directors since May 2002. He also has served as
                                a member of the Executive Compensation Committee since May 2002 and as a member of the Nominating
                                Committee since August 2004. Mr. Rocca's current term On the Board expires at the Company's
                                Annual Meeting Of Stockholders in 2004. Since
                                2000, Mr. Rocca has been The Chief Executive
                                Officer of Douglas, Curtis & Allyn, LLC. From
                                1998 to 2000, he served as Chief Executive
                                Officer of Dental Partners, Inc. From 1990 to
                                1998, Mr. Rocca was Chairman and Chief Executive
                                Officer of Bio- Dental Technologies Corp.

Jeffrey T. Slovin               Age 39, has served as the Company's Chief
(Nominee with new term          Executive Officer since June 15, 2004 and as its
expiring in 2007)               President since December 1999. He also served as
                                a Director of the Company since December 1999.
                                In addition, from November 2001 to June 15,
                                2004, Mr. Slovin served as the Company's Chief
                                Operating Officer. Mr. Slovin's current term on the Board expires at the Company's Annual
                                Meeting of Stockholders in 2004. Since November
                                2001, Mr. Slovin has been a member of the Board of Directors of Electronic Global Holding LTD.
                                From 1999 to November 2001, Mr. Slovin was a
                                Managing Director of Greystone & Co., Inc. From
                                1996 to 1999, he served in various executive capacities at Sommerset Investment Capital LLC, including Managing Director, and as President of Sommerset Realty Investment Corp. During 1995,
                                Mr. Slovin was a Manager at Fidelity Investments
                                Co. From 1991 to 1994, he was Chief Financial
                                Officer of SportsLab USA Corp. and, from 1993 to
                                1994, was also President of Sports and
                                Entertainment Inc. From 1987 to 1991, Mr. Slovin was an associate at Bear Stearns & Co., specializing in mergers and acquisitions and corporate finance. Mr. Slovin holds an MBA degree from Harvard Business School.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF MR. WILLIAM K. HOOD, MR. CURTIS M. ROCCA III AND MR. JEFFREY T. SLOVIN AS DIRECTORS OF THE
                                    COMPANY.

Meetings and Committees of the Board of Directors

      During fiscal 2004, the Board of Directors held fourteen (14) meetings. Each Director holding office during the year attended at least 75% of the total number of meetings of the Board of Directors and committees of the Board on which he served. The Board of Directors has an Audit Committee, an Executive Compensation Committee and a Special Litigation Committee, which are described below. In addition, the Board of Directors has a Nominating Committee, which is described below in the Section titled "Executive Compensation Committee Report on Executive Compensation."

      Audit Committee

      The Audit Committee currently consists of three independent directors. The Audit Committee requires that all of its members be "independent directors," as such term is defined in Rule 4200(a) (15) of the Nasdaq Marketplace Rules.

      The primary function of the Audit Committee is to serve as an independent and objective party to oversee the Company's accounting and financial reporting processes and internal control system; to pre-approve all auditing and non-auditing services to be provided by the Company's independent certified public accountants; to review and oversee the audit efforts of the Company's independent certified public accountants; and to provide an open avenue of communication among the independent certified public accountants, financial and senior management and the Board of Directors. The Audit Committee has responsibility and authority, among other matters, to review with Company management any financial information filed with the SEC or disseminated to the public; to establish and maintain procedures for receiving and treating complaints regarding accounting, internal accounting controls and auditing matters, and for the confidential anonymous submission by employees of concerns regarding these matters; to appoint, determine funding for and oversee the Company's independent certified public accountants; to review, in consultation with the independent certified public accountants and the Company's accounting personnel, the integrity of the Company's financial reporting processes; and to review in advance any proposed transaction between the Company and any related party. The Audit Committee's Charter was adopted on June 30, 2002 and amended on April 9, 2003 and on June 2, 2004. A copy of the current Audit Committee Charter, as amended, is attached to this Proxy Statement as Appendix A.

      At present, the members of the Audit Committee are William K. Hood, who serves as Chairman, Jonathan Blank and Curtis M. Rocca III. The Audit Committee held five (5) meetings during fiscal 2004.

      Executive Compensation Committee

      The Executive Compensation Committee has oversight responsibility relating to the Company's compensation of its executive officers and the administration of, and recommendation of awards under the Company's 1996 Employee Stock Option Plan. At present, the members of the Executive Compensation Committee are Curtis
M. Rocca III, who serves as Chairman, Euval Barrekette, Jonathan Blank, William
K. Hood, Uri Landesman and Allen Schick.

      Special Litigation Committee

      In September 2003, the Board of Directors appointed a Special Litigation Committee, consisting of four independent Directors: Jonathan Blank, who serves as Chairman, William K. Hood, Uri Landesman and Curtis M. Rocca III. This Committee has oversight responsibility and authority with respect to the SEC's civil action against the Company (and various individuals), and the U.S. Attorney investigation relating to the Company.

Compensation of Directors

      Directors who are also paid employees of the Company are not separately compensated for any services they provide as directors. In fiscal 2004, each director of the Company who was not a paid employee of the Company received an annual retainer of $10,000 as well as $1,000 for each Board meeting attended in person and $1,000 for each committee meeting attended in person. Each committee chairman also received an additional annual retainer of $5,000 for each such chairmanship, and each member of the Audit Committee also received an additional annual retainer of $5,000. Commencing in June 2004, upon William K. Hood's appointment as Chairman of the Board, Mr. Hood receives a retainer of $7,500 each quarter for his service as Chairman. In addition, Directors who are not paid employees of the Company are eligible to receive annual grants of stock options under the Company's Directors Stock Option Plan.

                               EXECUTIVE OFFICERS

      The following table shows the names and ages of all executive officers of the Company, their positions and offices and the period during which each such person served as an officer.

                                                                                                   Officer
                  Name                       Age                      Position                      Since
--------------------------------------       ---    ----------------------------------------       -------
Jeffrey T. Slovin.....................       39     Chief Executive Officer, President and           1999
                                                    Director
Michael Stone.........................       51     Executive Vice-President of Sales &              2000
                                                    Marketing
Stan Mandelkern.......................       44     Vice President of Engineering                    1999
Ari Neugroschl........................       33     Vice President of Management Information         2000
                                                    Systems
Zvi N. Raskin.........................       41     Secretary and General Counsel                    1992
Will Autz.............................       50     Vice President of Manufacturing                  2003
Ronald Rosner.........................       57     Director of Finance and Administration           2000

      The business experience of each of the executive officers who is neither a nominee for Director nor a Director whose term of office will continue after the Annual Meeting is set forth below.

MICHAEL STONE has served as the Company's Executive Vice President of Sales and Marketing since September 2000 and as the Company's Vice President of Sales and Marketing from January 2000 to September 2000. From September 1993 to January 2000, Mr. Stone was General Manager of the Dental Division of Welch-Allyn Company, and from October 1989 to September 1993 was Director of Marketing for Welch-Allyn. Mr. Stone holds an MBA degree from the University of Rochester.

STAN MANDELKERN has served as the Company's Vice President of Engineering since November 1999. From 1998 to 1999, Mr. Mandelkern was the Company's Director of Electrical Engineering, and was a Senior Electrical Engineer at the Company from 1997 to 1998. From 1996 to 1997, Mr. Mandelkern was at Satellite Transmission Systems, where he served as Project Leader for the Digital Video Products Group. From 1989 to 1996, Mr. Mandelkern held various design and management positions at Loral Corp. Mr. Mandelkern holds an M.S. Degree in electrical engineering from Syracuse University.

ARI NEUGROSCHL has served as the Company's Vice President of Management Information Systems since July 2000. From November 1997 to July 2000, Mr. Neugroschl was the Company's Director of Management Information Systems, and from February 1996 to November 1997 he served as the Company's Director of Customer Service and Support. Mr. Neugroschl holds a B.S. in Economics from Yeshiva University.

ZVI N. RASKIN has served as Secretary of the Company since April 1992 and as General Counsel of the Company since September 1995. From April 1992 to May 1996, Mr. Raskin was a Director of the Company. Mr. Raskin is admitted to practice law before the Bars of the State of New York, the United States District Courts for the Southern and Eastern Districts of New York and the United States Court of Appeals for the Second Circuit. From 1992 to 1995, Mr. Raskin was a senior associate at the New York law firm of Townley & Updike. Mr. Raskin holds a J.D. degree from Yale Law School.

WILL AUTZ has served as the Company's Vice President of Manufacturing since January 2003. From January 2000 to December 2002, Mr. Autz was the Company's Director of Manufacturing. From 1996 to 1999, Mr. Autz was the Manager of Manufacturing Engineering at Trident International Inc., a division of Illinois Tools Work Inc. From 1991 to 1996, Mr. Autz was the Director of Manufacturing & Manufacturing Engineering at General Signal Networks, a division of General Signal Inc. Mr. Autz holds a BS in Electromechanical Technology from the New York Institute of Technology and is a member of the American Society of Manufacturing Engineers.

RONALD ROSNER has served as the Company's Director of Finance and Administration since August 2000. From March 1999 to August 2000, Mr. Rosner served the Company in several senior accounting and finance capacities. From October 1998 to February 1999, Mr. Rosner was a consultant at Mercantile Ship Corporation, and from April 1997 to October 1998 was the Chief Financial Officer of Coast Manufacturing. Prior to 1997, Mr. Rosner held additional positions in the accounting field, including serving with the predecessor to Ernst & Young LLP for a period of approximately twelve years, four years of which as an audit manager. Mr. Rosner holds a B.S. degree in Accounting from Brooklyn College and has been a Certified Public Accountant in the State of New York since May 1972.

                             EXECUTIVE COMPENSATION

      The following table sets forth certain information concerning compensation received for the fiscal years ended March 31, 2004, 2003 and 2002 by the Company's chief executive officer and each of the four most highly compensated executive officers of the Company whose total salary and other compensation exceeded $100,000 (the "Named Executives") for services rendered in all capacities (including service as a director of the Company) during the year ended March 31, 2004.

Summary Compensation Table

                                                 Annual Compensation             Long-Term Compensation Awards
                                          -------------------------------     ------------------------------------
                                                                              Other
                                                                              Annual      Securities    All Other
                                          Fiscal      Salary                  Compensa-   Underlying    Compensa-
     Name and Principal Position           Year         ($)      Bonus($)     tion(1)     Options(2)    tion($)(3)
------------------------------------------------------------------------------------------------------------------
David B. Schick                            2004       266,185    100,000        --            7,379        9,041
Former Chief Executive Officer             2003       246,540     90,463        --            8,572        6,708
and Former Chairman of the Board           2002       225,246     50,000        --          160,709        4,362
------------------------------------------------------------------------------------------------------------------
Jeffrey T. Slovin                          2004       266,378    100,000        --            7,318        9,690
Chief Executive Officer                    2003       246,646     90,463        --            8,502        6,710
and President                              2002        89,430     57,263        --          150,000        1,846
------------------------------------------------------------------------------------------------------------------
Michael Stone                              2004       224,700     68,552        --            6,851        9,335
Executive Vice President of                2003       212,487     45,232        --            7,439        5,894
Sales and Marketing                        2002       193,577     48,154        --          135,207        4,491
------------------------------------------------------------------------------------------------------------------
Zvi N. Raskin, Esq.                        2004       235,532     13,530        --            7,111       12,134
General Counsel and                        2003       222,690     28,025        --            7,793        5,078
Secretary                                  2002       204,154     20,000        --           36,018        4,527
------------------------------------------------------------------------------------------------------------------
Stan Mandelkern                            2004       172,895     35,031        --            6,606       10,195
Vice President of                          2003       163,241      5,952        --            7,240        4,081
Engineering                                2002       154,615         --        --           30,108        3,865
------------------------------------------------------------------------------------------------------------------

(1) Does not include other compensation if the aggregate amount thereof does not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus for the named officer.

(2) Represents options to purchase shares of Common Stock granted during fiscal 2004, 2003 and 2002, pursuant to the Company's 1996 Employee Stock Option Plan.

(3) Reflects amounts contributed by the Company in the form of matching contributions to the Named Executive's Savings Plan account during fiscal 2004, 2003 and 2002.

Stock Option Grants

      The following table sets forth information regarding grants of options to purchase Common Stock made by the Company during the year ended March 31, 2004 to each of the Named Executives.

                          Option Grants in Fiscal 2004

                                      Individual Grants
                                                 Percent of
                                                    Total
                                   Number of       Options
                                  Securities     Granted to
                                  Underlying    Employees in     Exercise
                                    Options        Fiscal         Price       Expiration     Grant Date
             Name                 Granted(1)       2004(2)      ($/Share)        Date        Value (3)
----------------------------      ----------    ------------    ---------     ----------     ----------
David B. Schick                      7,379          4.2%           $ 8.25       11/4/08      $  29,708
Jeffrey T. Slovin                    7,318          4.2%           $ 7.50       11/4/13      $  30,648
Michael Stone                        6,851          3.9%           $ 7.50       11/4/13      $  28,692
Stan Mandelkern                      6,606          3.8%           $ 7.50       11/4/13      $  27,666
Zvi N. Raskin                        7,111          4.1%           $ 7.50       11/4/13      $  29,781

(1) All the options listed in the above table have the following vesting schedule: 25% shall vest on November 3, 2004, 25% shall vest on November 3, 2005, 25% shall vest on November 3, 2006 and the final 25% shall vest on November 3, 2007.

(2) The Company granted employees options to purchase a total of 175,000 shares of Common Stock in fiscal 2004.

(3) The Company uses the Black-Scholes valuation model to determine the grant date value. Assumptions used to calculate the grant date value include:

                  Volatility                                        75%
                  Risk-free interest rate                         1.29%
                  Dividend yield                                   None
                  Time of exercise                              4 years

Option Exercises and Year-End Value Table

      The following table sets forth information regarding the exercise of stock options during fiscal 2004 and the number and value of unexercised options held at March 31, 2004 by each Named Executive.

   Aggregated Option Exercises in Fiscal 2004 and Fiscal 2004 Year-End Option
                                     Values

                                                                  Number of
                                                                  Securities
                                                                  Underlying         Value of Unexercised
                                                             Unexercised Options    "In-the-Money" Options
                               Shares                         at March 31, 2004        at March 31, 2004
                            Acquired on     Value Realized       Exercisable/            Exercisable/
          Name              Exercise(#)          ($)            Unexercisable          Unexercisable(1)
------------------------    -----------     --------------   -------------------    -----------------------
David B. Schick                  --                --           109,639/67,021          $916,958/471,524
Jeffrey T. Slovin                --                --           132,125/63,695       $1,180,713/492,713(2)
Michael Stone                    --                --           134,003/40,494        $1,205,126/314,543
Stan Mandelkern                  --                --            62,609/20,025          $498,560/131,672
Zvi N. Raskin                    --                --            30,909/22,512          $101,792/147,864

(1) Options are "in-the-money" if the fair market value of the underlying securities exceeds the exercise price of the options. The amounts set forth represent the difference between $10.05 per share, the closing price per share on March 31, 2004, and the exercise price of the option, multiplied by the applicable number of options.

(3) This chart does not include warrants issued to Mr. Slovin as designee of Greystone. Such warrants are discussed in Item 13.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

      In May 2004, the Company entered into a Consulting and Non-Competition Agreement with David Schick, effective upon Mr. Schick's resignation in June 2004 as the Company's Chief Executive Officer and Chairman of the Board. The Agreement provides for the termination of Mr. Schick's previous Employment Agreement, described below, and that Mr. Schick is to act as a technical consultant to the Company for a period of three years. As a consultant, Mr. Schick is responsible for performing certain specified duties, including the exploration and evaluation of new product ideas and enhancements, evaluating technical issues relating to potential products or entity acquisitions, conducting research and development projects, and providing advice with respect to intellectual property issues. Pursuant to the Agreement, Mr. Schick reports to the Company's Chief Executive Officer. It also provides that during the term of the Agreement, and for a period of two years thereafter, Mr. Schick may not compete with the Company or solicit Company employees, customers or vendors. In addition, Mr. Schick is required to maintain the confidentiality of the Company's proprietary information. Pursuant to the Agreement, Mr. Schick is to be compensated, in full payment for the consulting services to be rendered to the Company and for his non-competition and other covenants contained in the Agreement, in the amount of $28,333 per month for a period of 36 months. In addition, the Agreement provides that 66,307 unvested employee stock options held by Mr. Schick shall continue to vest. Previously, in December 2001, the Company had entered into a three-year employment agreement with Mr. Schick, pursuant to which Mr. Schick was employed as Chief Executive Officer of the Company until June 2004. The agreement provided for an annual performance bonus and a grant of 150,000 employee stock options. Effective June 2004, Mr. Schick resigned as the Company's Chief Executive Officer and Chairman of the Board, and his December 2001 employment agreement was terminated by mutual consent of the parties.

      In June 2004, the Company entered into a three-year employment agreement with Jeffrey T. Slovin. Pursuant to the Agreement, Mr. Slovin is employed as the Company's Chief Executive Officer and President. Mr. Slovin's annual base salary is $325,000, $337,000 and $350,000, respectively, during each year of the initial 3-year term of the Agreement. In addition to base salary, Mr. Slovin is eligible to receive a yearly bonus payment based on the Company's year-over-year Earnings-Per-Share growth, as defined in the Agreement. Pursuant to the Agreement, Mr. Slovin was also awarded 400,000 employee stock options which vest in equal monthly increments over a period of 48 months. Additionally, under the Agreement, all Company stock options held by Mr. Slovin will immediately vest in the event that the Company has a change in control or is acquired by another company or entity, or, under certain circumstances, if Mr. Slovin is terminated from employment without cause. In addition, if Mr. Slovin is terminated without cause, the Agreement provides that he shall receive severance payments equal to 12 months' salary and, if applicable, a pro-rated bonus. Previously, in November 2001, the Company had entered into a three-year employment agreement with Mr. Slovin, pursuant to which Mr. Slovin was employed as the Company's President and Chief Operating Officer. The agreement provided for an annual performance bonus and a grant of 150,000 employee stock options. Effective June 2004, Mr. Slovin's November 2001 agreement was terminated by mutual consent of the parties.

      In June 2004, the Company entered into a two-year employment agreement with Michael Stone. Pursuant to the Agreement, Mr. Stone is employed as the Company's Executive Vice President of Sales and Marketing. Mr. Stone's annual base salary is $250,000 and $260,000, respectively, during each year of the 2-year term of the Agreement. In addition to base salary, Mr. Stone is eligible to receive a yearly bonus payment based on the Company's year-over-year Earnings-Per-Share growth, as defined in the Agreement. Pursuant to the Agreement, Mr. Stone was also awarded 150,000 employee stock options which vest in equal monthly increments over a period of 48 months. Additionally, under the Agreement, all Company stock options held by Mr. Stone will immediately vest in the event that the Company has a change in control or is acquired by another company or entity, or, under certain circumstances, if Mr. Stone is terminated from employment without cause. In addition, if Mr. Stone is terminated without cause, the Agreement provides that he shall receive severance payments equal to 12 months' salary and, if applicable, a pro-rated bonus. Previously, in January 2002, the Company had entered into a two-year employment agreement with Mr. Stone, pursuant to which Mr. Stone was employed as the Company's Executive Vice President of Sales and Marketing. The agreement provided for an annual performance bonus and a grant of 75,000 employee stock options.

                        EXECUTIVE COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

      This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent that the Company specifically incorporates the information contained herein by reference, and shall not otherwise be deemed filed under those acts.

      Compensation Philosophy: The Company does business in a competitive and dynamic industry. The Company's continued success in such an environment depends, in part, on its ability to attract and retain talented senior executives. The Company must provide executives with long- and short-term incentives to maximize corporate performance, and reward successful efforts to do so. As a result, the Committee's compensation policies are designed to:

      (i) Provide a competitive level of compensation to attract and retain talented management;

      (ii)  Reward senior executives for corporate performance;

      (iii) Align the interests of senior executives with the Company's stockholders in order to maximize stockholder value;

      (iv) Motivate executive officers to achieve the Company's business objectives; and

      (v)   Reward individual performance.

      To achieve these compensation objectives, the Committee has developed compensation packages for senior executive officers generally consisting of base salary, awards of stock options and, in certain cases, bonus arrangements.

      Base Salary. The Company seeks to pay competitive salaries to executive officers commensurate with their qualifications, duties and responsibilities. In conducting salary reviews, the Committee considers each individual executive officer's achievements during the prior fiscal year in meeting the Company's financial and business objectives, as well as the executive officer's performance of individual responsibilities and the Company's financial position and overall performance.

      Option Grants. The Committee believes that equity ownership by executive officers provides incentive to build stockholder value and aligns the interests of the Company's officers with its stockholders. The Committee typically recommends or awards an option grant upon hiring executive officers or within one year of their date of hire, subject to a maximum four-year vesting schedule. After the initial stock option grant, the Committee periodically considers additional grants, under the Company's 1996 Employee Stock Option Plan. Options are granted at the then-current market price for the Company's Common Stock and, consequently, have value only if the price of the Common Stock increases over the exercise price during the period in which the option is exercisable. The size of the initial grant is usually determined with reference to the seniority of the officer, his or her level of compensation, the contribution the officer is expected to make to the Company and comparable equity compensation offered by others in the industry. In determining the size of the periodic grants, the Committee considers prior option grants to the officer, independent of whether the options have been exercised, the executive's performance during the year and his or her expected contributions in the succeeding year. The Committee also believes that periodic option grants provide incentives for executive officers to remain with the Company.

      Bonuses. The Committee believes that performance bonuses can serve an important function by adding a short-term performance-based incentive to an executive's compensation package.

      Modification of Compensation Policies. The Omnibus Budget Reconciliation Act of 1993 includes potential limitations on tax deductions for compensation in excess of $1,000,000 paid to the Company's executive officers. The Compensation Committee has analyzed the impact of this provision of the tax law on the compensation policies of the Company, has determined that historically the effect of this provision on the taxes paid by the Company has not and would not have been significant and has decided for the present not to modify the compensation policies of the Company based on such provision. In the event that a material amount of compensation might potentially not be deductible, it will consider what actions, if any, should be taken to seek to make such compensation deductible without compromising its ability to motivate and reward excellent performance.

      Executive Compensation. The Committee periodically reviews the performance of the Chief Executive Officer, and various other executive officers of the Company. In June 2004, the Company entered into three-year employment agreements with Jeffrey T. Slovin, President and Chief Executive Officer, and Michael Stone, Executive Vice President. Prior to entering into these agreements, the Committee conducted a review of Mr. Slovin's and Mr. Stone's compensation. The Committee considered, among other items, salary data for other companies and the Company's earnings and financial position in comparison to preceding years. The terms of Mr. Slovin's and Mr. Stone's employment agreements are discussed above. See "Employment Agreements and Termination of Employment Arrangements,"

                                      Curtis M. Rocca III, Chairman
                           William K. Hood, Jonathan Blank, Euval Barrekette,
                                     Uri Landesman and Allen Schick

                                        Members of the Executive
                                         Compensation Committee

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Executive Compensation Committee reviews and makes recommendations regarding the compensation for top management and key employees of the Company, including salaries, bonuses and stock options. The members of the Executive Compensation Committee during the fiscal year ended March 31, 2004 were Euval Barrekette, Jonathan Blank, William K. Hood, Uri Landesman, Curtis M. Rocca III, who serves as Chairman, and Allen Schick. None of such persons is an officer or employee, or former officer or employee, of the Company or any of its subsidiaries. Allen Schick and Euval Barrekette are the father and uncle, respectively, of the Company's former Chief Executive Officer. No interlocking relationship existed during the fiscal year ended March 31, 2004 between the members of the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor had any such interlocking relationship existed in the past.

DIRECTOR NOMINATION PROCESS

      The Board of Directors has a Nominating Committee, consisting of Curtis M. Rocca III, William K. Hood and Uri Landesman. The Nominating Committee was established by resolution of the Board of Directors on August 3, 2004. The function of the Nominating Committee is to establish criteria for selecting candidates for nomination to the Board of Directors, actively seek candidates to meet those criteria, and to recommend nominees to the Board of Directors of nominees. The Nominating Committee will consider director candidates who have relevant business experience, are accomplished in their respective fields and who possess the skills and expertise to make a significant contribution to the Board of Directors, the Company and its Shareholders. Director nominees should have relevant business or other experience, knowledge about issues affecting the Company and the ability and willingness to apply sound and independent business judgment.

      The Nominating Committee will consider nominees for election or appointment to the Board of Directors that are recommended by Shareholders, provided that a complete description of the nominees' qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in writing to the attention of the Nominating Committee, c/o Corporate Secretary, Schick Technologies, Inc., 30-00 47th Avenue, Long Island City, NY 11101 and should not Include self-nominations.

         The following graph compares the Company's cumulative stockholder return on its Common Stock with the return on the Russell 2000 Index and the Dow Jones Advanced Technology Medical Devices Index from March 31, 1999 through March 31, 2004, the end of the Company's last fiscal year. The graph assumes investments of $100 on March 31, 1999 in the Company's Common Stock, the Russell 2000 Index and the Dow Jones Advanced Technology Medical Devices Index and assumes the reinvestment of all dividends.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
            AMONG SCHICK TECHNOLOGIES, INC., THE RUSSELL 2000 INDEX
              AND THE DOW JONES US ADVANCED MEDICAL DEVICES INDEX

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                             Cumulative Total Return
                                          -------------------------------------------------------------
                                             3/99      3/00       3/01      3/02       3/03      3/04
SCHICK TECHNOLOGIES, INC.                   100.00     59.71      19.76     52.12     103.76    243.64
RUSSELL 2000                                100.00    137.29     116.25    132.51      96.78    158.55
DOW JONES US ADVANCED MEDICAL DEVICES       100.00    137.55     132.63    140.08     144.42    187.57

* $100 invested on 3/31/99 in stock or index- including reinvestment of dividends.

Fiscal year ending March 31.

CERTAIN TRANSACTIONS

      In connection with the December 1999 loan agreement with Greystone (amended in March 2000), the Company issued to Greystone 4,250,000 warrants (the "Warrants") to purchase the Company's Common Stock, and to Jeffrey T. Slovin, as Greystone's designee, 750,000 warrants to purchase the Company's Common Stock. The Warrants are exercisable at $0.75 per share and are subject to anti-dilution adjustment. Mr. Slovin is the Company's President and Chief Executive Officer and serves as a Director of the Company. In July 2001, the Company repaid the Greystone loan in full and the Greystone loan agreement was terminated. Certain notes payable to DVI Financial Services, Inc. ("DVI"), which were assigned to Greystone in 2000, were repaid in full as of June 30, 2003. In connection with such assignment, DVI transferred warrants to purchase 552,500 shares of Common Stock to Greystone and warrants to purchase 97,500 shares of Common Stock to Jeffrey
T. Slovin, as Greystone's designee. Such transferred warrants are exercisable at $0.75 per share and are subject to anti-dilution adjustment. In March 2004, Greystone exercised all of its outstanding warrants. In one transaction, Greystone paid $414,000, to acquire 552,500 unregistered shares of common stock. In a second transaction, Greystone exercised under the cashless provision governing its grant of 4,250,000 warrants and received 3,975,216 unregistered shares of common stock. The market price of the Company's common stock was $11.60 at the date of exercise.

      In May 2004, the Company entered into a Consulting and Non-Competition Agreement with David Schick, effective upon Mr. Schick's resignation in June 2004 as the Company's Chief Executive Officer and Chairman of the Board. The terms of Mr. Schick's Consulting and Non-Competition Agreement are discussed above. See "Employment Agreements and Termination of Employment Arrangements."

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of July 30, 2004 by (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director, (iii) each Named Executive of the Company and (iv) all directors and executive officers of the Company as a group. Unless otherwise noted, the stockholders listed in the table have sole voting and investment powers with respect to the shares of Common Stock owned by them.

                                                                   Number of Shares
                                                                  Beneficially Owned       Percentage of
Name                                                                      (1)            Outstanding Shares
------------------------------------------------------------      ------------------     ------------------
Euval S. Barrekette (2)                                                178,240(3)               1.2%
Jonathan Blank (4)                                                     190,575(5)               1.3%
Greystone Funding Corp. (6)                                          4,527,716(7)              30.1%
William K. Hood (8)                                                     60,250(9)               *
Uri Landesman (10)                                                     119,600(11)              *
Stan Mandelkern (12)                                                    63,609(13)              *
Zvi N. Raskin (12)                                                     105,911(14)              *
Curtis M. Rocca (15)                                                    32,000(16)              *
Allen Schick (17)                                                      653,824(18)              4.3%
David B. Schick (19)                                                 1,063,789(20)              7.0%
Robin Schick (21)                                                    1,079,150 (22)             7.2%
Jeffrey T. Slovin (12)                                               1,004,626(23)              6.6%
Michael Stone (12)                                                     214,429(24)              1.4%
All current executive Officers and Directors as a group (25)         2,766,148                 16.9%

o     Less than 1%

(1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of July 30, 2004 are deemed outstanding for computing the number and the percentage of outstanding shares beneficially owned by the person holding such options or warrants but are not deemed outstanding for computing the percentage beneficially owned by any other person.

(2) Such person's address is 90 Riverside Drive, New York, New York 10024.

(4) Consists of 115,740 shares held by Dr. Barrekette; 2,500 shares issuable upon the exercise of stock options granted to Dr. Barrekette in July, 1998; 30,000 shares issuable upon the exercise of stock options granted to Dr. Barrekette in June, 2000, pursuant to the 1997 Directors Stock Option Plan and 30,000 shares issuable upon the exercise of stock options granted to Dr. Barrekette in December 2001, pursuant to the 1997 Directors Stock Option Plan.

(5) Such person's business address is c/o Preston Gates Ellis & Rouvelas Meeds LLP, 1735 New York Avenue, N.W., Washington, D.C. 20006.

(6) Consists of 130,575 shares held by Mr. Blank; 30,000 shares issuable upon the exercise of stock options granted to Mr. Blank in June 2000, pursuant to the 1997 Directors Stock Option Plan and 30,000 shares issuable upon the exercise of stock options granted to Mr. Blank in December 2001, pursuant to the 1997 Directors Stock Option Plan.

(7) Greystone's address is 152 West 57th Street, New York, New York 10019.

(8) Consists of 3,975,216 restricted shares issued upon the cashless exercise of 4,250,000 warrants in March 2004 and 552,500 restricted shares issued upon the exercise, for cash, of 552,500 warrants in March 2004, all of which are subject to a registration rights agreement.

(9) Such person's address is 1221 W Coast Highway, Newport Beach, CA 92663.

(10) Consists of 30,250 shares held by Mr. Hood and 30,000 shares issuable upon the exercise of stock options granted to Mr. Hood in February 2002, pursuant to the 1997 Directors Stock Option Plan.

(11) Such person's address is 25 Lovell Road, New Rochelle, New York, NY 10804.

(12) Consists of 89,600 shares held by Mr. Landesman and 30,000 shares issuable upon the exercise of stock options granted to Mr. Landesman in January 2003, pursuant to the 1997 Directors Stock Option Plan.

(13) Such person's business address is c/o Schick Technologies, Inc., 30-00 47th Avenue, Long Island City, New York 11101.

(14) Consists of 1,000 shares held by Mr. Mandelkern; 2,000 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in April 1998; 5,000 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in July 1998; 2,560 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in March 1999; 29,120 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in January 2000; 15,660 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in January 2001; 6,459 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in October 2001 and 1,810 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in November 2002.

(15) Consists of 75,000 shares (the "Shares") issued by the Company to Mr. Raskin on February 6, 2000, which were subject to restrictions on their sale or transfer which have expired; 2,343 shares issuable upon the exercise of stock options granted to Mr. Raskin in July 1997; 2006 shares issuable upon the exercise of options granted to Mr. Raskin in April 1998; 5,000 shares issuable upon the exercise of options granted to Mr. Raskin in July 1998; 10,000 shares issuable upon the exercise of options granted to Mr. Raskin in October 1998, 3,313 shares issuable upon the exercise of options granted to Mr. Raskin in October 2001; 6,300 shares issuable upon the exercise of stock options granted to Mr. Raskin in December 2001 and 1,949 shares issuable upon the exercise of options granted to Mr. Raskin in November 2002.

(16) Such person's business address is c/o Douglas, Curtis & Allyn, LLC, 2998 Douglas Boulevard, Suite 300, Roseville, CA 95661.

(17) Consists of 2,000 shares held by Mr. Rocca and 30,000 shares issuable upon the exercise of stock options granted to Mr. Rocca in July 2002, pursuant to the 1997 Directors Stock Option Plan.

(18) Such person's business address is University of Maryland at College Park, School of Public Policy, Van Munching Hall, College Park, Maryland 20742-182190.

(19) Consists of 546,524 shares held jointly by Dr. Schick and his wife; 44,800 shares held by Dr. Schick as custodian for the minor children of David Schick; 2,500 shares issuable upon the exercise of stock options granted to Dr. Schick in July 1998; 30,000 shares issuable upon the exercise of stock options granted to Dr. Schick in June, 2000, pursuant to the 1997 Directors Stock Option Plan and 30,000 shares issuable upon the exercise of stock options granted to Dr. Schick in December 2001, pursuant to the 1997 Directors Stock Option Plan. Dr. Schick disclaims beneficial ownership of the 44,800 shares held as custodian.

(20) Such person's address is 147-48 69th Road, Flushing, New York 11367.

(21) Consists of 954,150 shares held by Mr. Schick, the former Chief Executive Officer of the Company; 7,496 shares issuable upon the exercise of stock options granted to Mr. Schick in October 2001; 50,000 shares issuable upon the exercise of stock options granted to Mr. Schick in December 2001; 50,000 shares issuable upon the exercise of stock options granted to Mr. Schick in February 2002 and 2,143 shares issuable upon the exercise of stock options granted to Mr. Schick in November 2002. In July 2003, Mr. Schick transferred 1,079,150 shares to his then wife, Robin Schick.

(22) Such person's address is 137-40 75th Road, Flushing New York 11367.

(22) Consists of 1,079,150 shares held by Ms. Schick, the ex-wife of David Schick. Mr. Schick, the former Chief Executive Officer of the Company, transferred all of these shares to Ms. Schick in July 2003.

(23) Consists of 847,500 shares issuable upon the exercise of warrants held by Mr. Slovin (which he received as designee of Greystone); 100,000 shares issuable upon the exercise of stock options granted to Mr. Slovin in November 2001; 2,126 shares issuable upon the exercise of stock options granted to Mr. Slovin in November 2002; 25,000 shares issuable upon the exercise of stock options granted to Mr. Slovin in June 2004;and 30,000 shares issuable upon the exercise of stock options granted to Mr. Slovin in June 2000, pursuant to the 1997 Directors Stock Option Plan.

(24) Consists of 71,050 shares held by Mr. Stone; 25,000 shares issuable upon the exercise of stock options granted to Mr. Stone in January 2000; 18,750 shares issuable upon the exercise of stock options granted to Mr. Stone in January 2001; 18,750 shares issuable upon the exercise of stock options granted to Mr. Stone in December 2001; 7,144 shares issuable upon the exercise of stock options granted to Mr. Stone in October 2001; 62,500 shares issuable upon the exercise of stock options granted to Mr. Stone in January 2002; 1,860 shares issuable upon the exercise of stock options granted to Mr. Stone in November 2002 and 9,375 shares issuable upon the exercise of stock options granted to Mr. Stone in June 2004.

(25) Includes the shares underlying warrants described in Note 23 as well as shares subject to options held by current officers and directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Commission. Such executive officers and directors and greater than 10% beneficial owners are required by the regulations of the Commission to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on a review of the copies of such reports furnished to the Company and written representations from executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors and greater than 10% beneficial owners were complied with, except that seven Form 5's were filed on May 5, 2004 and one Form 5 was filed on May 11, 2004 for the issuance of employee stock options on November 3, 2003 by the Board of Directors to the following executive officers, pursuant to the Company's 1996 Employee Stock Option Plan: Messrs. Mandelkern, Neugroschl, Raskin, Rosner, David Schick, Slovin, Stone and Autz.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Company's Board of Directors is currently composed of three Directors, Messrs. Hood (who serves as Chairman), Rocca and Blank, all of whom are Independent Directors as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' independent director and audit committee listing standards. In addition, the Company's Board of Directors has determined that Messrs. Hood and Rocca are "audit committee financial experts," as those terms are defined by the Securities and Exchange Commission. The Audit Committee operates under a written charter that was adopted by the Board of Directors on June 30, 2002 and amended on April 9, 2003 and on June 2, 2004. (A copy of the current Audit Committee charter, as amended, is annexed to this proxy statement as Appendix A.) The Audit Committee met five times during fiscal 2004.

      Pursuant to the Audit Committee charter, the primary functions of the Audit Committee include: to serve as an independent and objective party to oversee the Company's accounting and financial reporting processes and internal control system; to pre-approve all auditing and non-auditing services to be provided by the Company's independent certified public accountants; to review and oversee the audit efforts of the Company's independent certified public accountants; and to provide an open avenue of communication among the independent certified public accountants, financial and senior management and the Board of Directors.

      The Audit Committee has responsibility and authority, among other matters, to review with Company management any financial information filed with the S.E.C. or disseminated to the public; to establish and maintain procedures for receiving and treating complaints regarding accounting, internal accounting controls and auditing matters, and for the confidential anonymous submission by employees of concerns regarding these matters; to appoint, determine funding for and oversee the Company's independent certified public accountants; to review, in consultation with the independent certified public accountants and the Company's accounting personnel, the integrity of the Company's financial reporting processes; and to review in advance any proposed transaction between the Company and any related party.

      In executing its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements with Management of the Company. The Audit Committee has also discussed with the Company's independent certified public accountants the matters required to be discussed by SAS 61, as amended. In addition, the Audit Committee has received written disclosures and a letter from the Company's independent certified public accountants delineating all relationships between it and the Company, consistent with Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committee"), and has discussed with them matters pertaining to their independence. The Audit Committee also considered whether the additional services unrelated to Audit Services performed by Grant Thornton LLP were compatible with maintaining their independence in performing their Audit Services.

      Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2004 for filing with the Securities and Exchange Commission. The Audit Committee and Board of Directors have also recommended the selection of Grant Thornton LLP as the Company's independent accountants for the fiscal year ending March 31, 2005.

                 William K. Hood, Chair, Jonathan Blank and Curtis M. Rocca III
                                 Members of the Audit Committee

                          INDEPENDENT ACCOUNTANTS' FEES

      The Company incurred the following fees for services performed by Grant Thornton LLP pertaining to the fiscal years ended March 31, 2004 and March 31, 2003, respectively.

Audit Fees

      The aggregate fees billed by our auditors to date, for professional services rendered for the audit of the Company's annual financial statements for the years ended March 31, 2004 and March 31, 2003, and for review of the financial statements included in the Company's quarterly reports on Form 10-Q during those fiscal years were $249,258 and $233,103, respectively.

Audit-Related Fees

      For the year ended March 31, 2004, the aggregate fees billed for assurance and related services by our auditors that are reasonably related to the performance of the audit or review of our financial statements were $9,210, relating to other services traditionally performed by independent accountants; no such fees were billed for the year ended March 31, 2003.

Tax Fees

      Fees billed by our auditors for the preparation of corporate income tax returns were $29,380 and $16,250 for the years ended March 31, 2004 and 2003, respectively.

All Other Fees

      For the fiscal years ended March 31, 2004 and 2003, there were no fees incurred by the Company for services rendered by the auditors to the Company, other than the services reported above, in "Audit Fees," "Audit-Related Fees" and "Tax Fees."

                                  PROPOSAL TWO

              SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The Board of Directors has selected Grant Thornton LLP as independent accountants for the Company for the fiscal year ending March 31, 2005. A proposal to ratify the appointment of Grant Thornton LLP will be presented at the Annual Meeting. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to answer questions from stockholders. If the appointment of Grant Thornton LLP is not approved by the stockholders, the Board of Directors is not obligated to appoint other accountants, but the Board of Directors will give consideration to such unfavorable vote.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR
                                  FISCAL 2005.

                             SOLICITATION OF PROXIES

      The Company is paying the costs for the solicitation of proxies, including the cost of preparing and mailing this Proxy Statement. Proxies are being solicited primarily by mail, but in addition, the solicitation by mail may be followed by solicitation in person, or by telephone or facsimile, by regular employees of the Company without additional compensation. The Company will reimburse brokers, banks and other custodians and nominees for their reasonable out-of-pocket expenses incurred in sending proxy materials to the Company's stockholders.

                      PROPOSALS FOR THE 2005 ANNUAL MEETING

      Pursuant to federal securities laws, any proposal by a stockholder to be presented at the 2005 Annual Meeting of Stockholders and to be included in the Company's proxy statement must be received at the Company's executive office at 30-00 47th Avenue, Long Island City, New York 11101, no later than the close of business on April 23,, 2005. Proposals should be sent to the attention of the Secretary. Pursuant to the Company's By-laws, in order for business to be properly brought before an annual meeting of stockholders by a Stockholder, the stockholder must give written notice of such stockholder's intent to bring a matter before the annual meeting not less than ninety days prior to the date of such meeting; provided, however, that if less than ninety days' notice or prior public disclosure of the date of such meeting is given to stockholders or made, the stockholder must give such written notice no later than the close of business on the tenth (10th) day following the day on which notice or public disclosure of the date of such meeting is given or made. Each such notice should be sent to the attention of the Company's Secretary, and must set forth certain information with respect to the stockholder who intends to bring such matter before the meeting and the business desired to be conducted, as set forth in greater detail in the Company's By-laws.

                                     GENERAL

      The Company's Annual Report for the fiscal year ended March 31, 2004 is being mailed to stockholders together with this Proxy Statement. The Annual Report is not to be considered part of the soliciting materials.

      The information set forth in this Proxy Statement under the captions "Executive Compensation Committee Report on Executive Compensation", "Report of the Audit Committee" and "Comparison of 5 year Cumulative Total Return" shall not be deemed to be (i) incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that in any such filing the Company expressly incorporates such information by reference, and (ii) "soliciting material" or to be "filed" with the SEC.

                                              By Order of the Board of Directors


                                              Zvi N. Raskin
                                              Secretary

                            SCHICK TECHNOLOGIES, INC.

                                      PROXY

                         Annual Meeting of Stockholders
                               September 22, 2004

                 (Solicited On Behalf Of the Board of Directors)

The undersigned stockholder of Schick Technologies, Inc. hereby constitutes and appoints each of Michael Stone and Zvi N. Raskin as the attorney and proxy of the undersigned, with full power of substitution and revocation, to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Stockholders of Schick Technologies, Inc. (the "Company") to be held at the Company's offices at 30-00 47th Avenue, fifth floor, Long Island City, New York, on Wednesday, September 22, 2004 at 10:00 a.m., and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present.

 WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN
  BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
    VOTED FOR THE ELECTION OF THREE DIRECTORS AND FOR EACH OF THE FOLLOWING
                                   PROPOSALS.

      1.    Election of three directors nominated by the Board of Directors.

      |_|   FOR the nominees listed             |_|   WITHHOLD AUTHORITY
            below(except as indicated to              to vote for the nominees
            the contrary below)                       listed below

                                 William K. Hood
                               Curtis M. Rocca III
                                Jeffrey T. Slovin

            --------------------------------------------------------------------

            --------------------------------------------------------------------

      2. Proposal to ratify the selection of Grant Thornton LLP as the Company's independent accountants for the fiscal year ending March 31, 2005.

            |_|  FOR                |_|  AGAINST               |_|  ABSTAIN

      3. In his discretion, upon such other matters as may properly come before the meeting.

      Said attorneys and proxies, or their substitutes (or if only one, that one), at said meeting, or any adjournments thereof, may exercise all of the powers hereby given. Any proxy heretofore given is hereby revoked.

      Receipt is acknowledged of the Notice of Annual Meeting of Stockholders, the Proxy Statement accompanying such Notice and the Annual Report to stockholders for the fiscal year ended March 31, 2004.


__________________________, 2004   _______________________________
Date                               Stockholder(s) signature(s)


__________________________, 2004   _______________________________
Date                               Stockholder(s) signature(s)

Note: If shares are held jointly, both holders should sign. Attorneys, executors, administrators, trustees, guardians or others signing in a representative capacity should give their full titles. Proxies executed in the name of a corporation should be signed on behalf of the corporation by its president or other authorized officer.

                                   APPENDIX A

                                 CHARTER OF THE
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.    PURPOSE

      The primary function of the Audit Committee of the Schick Technologies Board of Directors (the "Audit Committee" or "Committee") is to:

(i) Serve as an independent and objective party to oversee the Company's accounting and financial reporting processes and internal control system and complaints or concerns relating thereto.

(ii) Pre-approve all auditing services as well as non-audit services to be provided by the auditor.

(iii) Review and oversee the audit efforts of the Company's independent accountants, who shall be accountable and report to the Audit Committee.

(iv) Provide an open avenue of communication among the independent accountants, financial and senior Management and the Board of Directors.

(v) If deemed necessary and appropriate, make periodic proposals to the Board of Directors concerning the adoption of changes to the Company's accounting and internal control environment.

II.   COMPOSITION

      The Audit Committee shall be appointed by the Board and shall be comprised of three or more directors (the precise number to be determined by the Board), all of whom shall be independent, as such term is defined in Nasdaq Marketplace Rules, Rules 4200(a)(15) The members of the Committee shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of their independent judgment as members of the Audit Committee. All members of the Audit Committee shall be able to read and understand financial statements at the time of their appointment and shall have a working familiarity with basic finance and accounting practices. Additionally, at least one member of the Audit Committee shall be an Audit Committee "financial expert" as defined by the SEC in its rules and shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

      Committee member may not accept any consulting, advisory, or other compensatory fee from the Company, other than in his or her capacity as a Board or Committee member and may not be an "affiliated person" of the Company or any subsidiary thereof.

      Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

III.  MEETINGS

      The Audit Committee shall meet at least four times annually (in person or telephonically), or more frequently as circumstances dictate, as follows:

(i) Once annually, or more frequently as circumstances dictate, prior to the release of the Company's Annual Report on Form 10-K (or 10-KSB), with Company Management, the Company's principal accounting officer, and with the Company's independent accountants outside the presence of Company Management, consistent with Section IV (ii) below;

(ii) Once each quarter: (a) prior to the release of the Company's Quarterly Report on Form 10-Q, with the Company's independent accountants and Company Management to review the Company's financials, consistent with Section IV(iii) below. The Audit Committee shall determine, in the exercise of its discretion, whether to meet with the Company's independent accountants outside the presence of Company Management. The Chair of the Audit Committee may represent the entire Committee for purposes of these meetings; (b) with the Company's Chief Executive Officer; (c) with the Company's Chief Financial Officer ("CFO") or, in the absence of a CFO, with the Company's principle accounting officer; and (d) with the Company's Chief Operating Officer.

IV.   RESPONSIBILITIES, DUTIES AND AUTHORITY

      To fulfill its responsibilities and duties, the Audit Committee shall:

(i) Review and reassess this Charter annually, or more frequently as may be deemed necessary or appropriate by members of the Audit Committee.

(ii) Review with Company Management and the independent accountants each Form 10-K Annual Report prior to its filing, and review and consider with the independent accountants the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61 as amended.

(iii) Review with financial Management and the independent accountants each Form 10-Q quarterly report prior to its filing, and review with the independent accountants the matters required to be discussed by SAS No.
        100. The Chair of the Audit Committee may represent the entire Committee for purposes of this review.

(iv) Review with Company management any financial information filed with the S.E.C. or disseminated to the public, including any certification, report, opinion, or review rendered by the independent accountants.

(v) Establish and maintain procedures for receiving and treating complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

                             Independent Accountants

(vi) Have the sole authority to appoint, determine funding for, and oversee, the Company's independent accountants. On an annual basis, the Audit Committee shall request from the independent accountants a formal written statement delineating all relationships between it and the Company, consistent with Independence Standards Boards Standard No. 1, and shall review and discuss with the accountants all significant relationships the accountants have with the Company to determine their impact on the accountants' independence.

(vii) Take appropriate action to oversee the independence of the independent accountants, including the actions set forth in paragraph "(vi)" above.

(viii) Pre-approve all auditing services as well as non-audit services to be provided by the auditor.

(ix) Review and evaluate the performance of the independent accountants and, where appropriate, replace the independent accountants.

(x) Periodically consult with the independent accountants out of the presence of Management about internal controls and the fullness and accuracy of the Company's financial statements.

                          Financial Reporting Processes

(xi) In consultation with the independent accountants and the Company's accounting personnel, review the integrity of the Company's financial reporting processes, both internal and external.

(xii) Consider and approve, if appropriate, major changes to the Company's accounting principles and practices as suggested by the independent accountants or Management.

                               Process Improvement

(xiii) If deemed necessary and appropriate, make periodic proposals to the Board of Directors concerning the adoption of changes to the Company's accounting and internal control environment.

(xiv) Establish regular and separate systems of reporting to the Audit Committee by each of Management and the independent accountants regarding any significant judgments made in Management's preparation of the financial statements and the view of each as to appropriateness of such judgments and additional items as required under the Sarbanes-Oxley Act including Critical Accounting Policies, alternative treatments of GAAP relating to material items that have been discussed with management, the ramifications of such treatment and the preferred treatment by the accounting firm, and other written communications with management, i.e. management letter or schedule of material unadjusted audit differences.

(xv) Following completion of the annual audit, review separately with each of Management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

(xvi) Review and resolve any significant disagreement among Management and the independent accountants in connection with the preparation of the financial statements.

(xvii) Following completion of the annual audit, request from the independent accountants either a verbal report or a written Management Letter (the choice of which shall rest with the Audit Committee in the exercise of its discretion) describing the deficiencies, if any, in the Company's operational or control procedures as determined by the independent accountants.

(xviii) Review with the independent accountants and Management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

(xix) Review activities, organizational structure, and qualifications of the Company's accounting and finance department.

(xx) Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

(xxi) Review, with the Company's counsel, any legal proceedings that could have a significant impact on the Company's financial statements.

(xxii) Perform any other activities consistent with this Charter, the Company's By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

                              Advisors and Funding

(xxiii) The Committee shall have the authority to engage and the funds to pay independent counsel and/or other advisors to assist it in carrying out its duties, and responsibilities, as it deems appropriate.

(xxiv) The Committee shall have the authority to determine the appropriate amount of funding to be provided by the Company for payment of compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

(xxv) The Committee shall have the authority to determine the appropriate amount of funding to be provided by the Company for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

                            Related-Party Transaction

(xxvi) The Committee must review, in advance, any proposed transaction between the Company and any related party. No such related-party transaction may be consummated by the Company without the approval of the Committee.